Exhibit 31.2

OFFICER'S CERTIFICATE

      In  connection  with the  Annual  Report  of  Odyssey Pictures  Corporation  (the "Company") on Form 10-KSB/A Amendment 3 for the period ended June 30,  2003,  as filed with the Securities  and Exchange  Commission on June  _____, 2008 (the  "Report"),  I,   Frank Saran,  Secretary of the Company,  hereby certify pursuant to 18 U.S.C.  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a)   the Report fully  complies with the  requirements  of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  the  information  contained  in the  Report  fairly  presents,  in all material respects,  the financial  condition and results of operations of the Company.

     IN WITNESS  WHEREOF,  the undersigned has executed this Certificate on this 12th day of June, 2008.

                                  /s/ Frank Saran
                                 _____________________________________
                                  Name:   Frank Saran
                                  Title:     Secretary